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                                                                    Exhibit 99.3


                                 REVOCABLE PROXY

              THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
   BOARD OF DIRECTORS OF THE HOME SAVINGS AND LOAN COMPANY OF YOUNGSTOWN, OHIO

         The undersigned member of The Home Savings and Loan Company of Youngstown, Ohio, a savings and loan association incorporated under Ohio law (the "Company"), hereby nominates, constitutes and appoints ____________ and _______________, or either one of them, as proxy or proxies for the undersigned member, each with full power of substitution and resubstitution, to vote all of the votes which the undersigned member is entitled to cast at the Special Meeting of the Members of the Company to be held at ____ __.m., Eastern Standard Time, on _______________, 1998, at __________________, Youngstown, Ohio, and at
any adjournments thereof (the "Special Meeting"), on the following matters and in the manner specified below:

         1. The approval of the Plan of Conversion, a copy of which is attached as Exhibit A to the Summary Proxy Statement mailed to the undersigned member in connection with the Special Meeting.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]

         2. The adoption of the Amended Articles of Incorporation of the Company, a copy of which is attached to the Plan of Conversion as
              Exhibit I.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]


         3. The adoption of the Amended Constitution of the Company, a copy of which is attached to the Plan of Conversion as Exhibit II.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]


         4. The approval of the contribution of up to 1,250,000 common shares of United Community Financial Corp. (the "Contribution") to the Home Savings Charitable Foundation (the "Foundation"), a tax-exempt organization established by the Company in 1991 in furtherance of the Company's commitment to the communities it serves.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]


                      IMPORTANT: PLEASE SIGN AND DATE THIS
                      REVOCABLE PROXY ON THE REVERSE SIDE.


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                                      PROXY

         5. In their discretion, upon such other matters as may properly come before the Special Meeting.

         This Revocable Proxy will be voted as directed by the undersigned member. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR THE APPROVAL OF THE PLAN OF CONVERSION, FOR THE ADOPTION OF THE AMENDED ARTICLES OF INCORPORATION, FOR THE ADOPTION OF THE AMENDED CONSTITUTION AND FOR THE APPROVAL OF THE CONTRIBUTION TO THE FOUNDATION.

         Without affecting any vote previously taken, this Revocable Proxy may be revoked by the undersigned at any time before it is exercised by (i) executing and delivering to the Company a later dated proxy, or (ii) giving notice of revocation in writing to the Secretary of the Company or in open meeting to the inspectors of election.

         Receipt of the Summary Proxy Statement of the Company and the Prospectus of United Community Financial Corp. dated ________________, 1998, is hereby acknowledged by the undersigned.



                                             -----------------------------------
                                             Signature


                                             Dated:  _____________________, 1998

NOTE: Please sign your name exactly as it appears on this Revocable Proxy. Joint accounts require only one signature. If you are signing this Revocable Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.